Premises and Equipment - Schedule of Premises and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Property Plant and Equipment Useful Life and Values [Abstract]
Land	$ 75,916	$ 77,113
Buildings	232,727	217,469
Furniture, fixtures and equipment	128,388	110,663
Total premises and equipment	437,031	405,245
Accumulated depreciation	(129,872)	(117,735)
Total premises and equipment, net	$ 307,159	$ 287,510